Exhibit 99.1

Deloitte & Touche LLP 3 Second Street Suite 301 Harborside Plaza 10 Jersey City, NJ 07302 USA Tel: +1 212 937 8202 www.deloitte.com

Quality Technology Services ABS II Manager, LLC
6601 College Boulevard
Overland Park, Kansas 66211

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a tenant leases in connection with the proposed offering of QTS Issuer ABS II, LLC and QTS Co-Issuer ABS II, LLC of their Secured Data Center Revenue Term Notes, Series 2025-2, Series 2025-3, Series 2025-4, Series 2025-5, Series 2025-6 and Series 2025-7 (the “Transaction”). Quality Technology Services ABS II Manager, LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Data File. Additionally, Barclays Capital Inc. (“Barclays” and, together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We performed certain procedures on earlier versions of the Data File and communicated differences prior to being provided the final Data File which was subjected to the procedures described below.

Agreed-Upon Procedures

On November 21, 2025, representatives of Barclays, on behalf of the Company, provided us with a computer-generated tenant lease data file (the “Data File”) and related record layout containing data, as represented to us by Barclays, on behalf of the Company, as of the close of business September 30, 2025, with respect to the eight tenant leases (the “Tenant Leases”) expected to be included in the Transaction.

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Tenant Leases relating to the tenant lease characteristics (the “Characteristics”) set forth on the Data File and indicated below.

Characteristics
1.	Work order number (for informational purposes only)	9.	Renewal options
2.	Customer parent	10.	Length of renewal options
3.	Facility (profit center)	11.	Total contracted kw
4.	Work order start date	12.	Current rent per kw per month
5.	Work order end date	13.	Base rent amount
6.	Work order term	14.	Additional base rent amount (if applicable)
7.	Escalator rate	15.	Customer parent credit rating
8.	Escalation month

Member of
Deloitte Touche Tohmatsu Limited

We compared Characteristics 2. through 14. to the corresponding information set forth on or derived from the lease agreement, work order notice of commencement or any amendments thereto (collectively, the “Lease Agreement”).

At the instruction of Barclays, on behalf of the Company, we accessed the “Standard & Poor's Financial Services LLC Website” (https://www.standardandpoors.com) on December 2, 2025.  Using the customer parent name (as set forth on the Lease Agreement), we compared Characteristic 15. to the corresponding information set forth on Standard & Poor's Financial Services LLC Website.

In addition to the procedures described above, we compared each Tenant Lease’s kw ramp schedule, space and power MRR ramp schedule, other MRR ramp and pricing ramp schedule, each as set forth on the Data File, to the corresponding information set forth on or derived from the Lease Agreement, for the period beginning September 30, 2025 through the related lease expiration date, and found them to be in agreement.

The tenant lease documents described above and any other related documents used in support of the Characteristics were provided to us by, or on behalf of, the Company and are collectively referred to hereinafter as the “Lease Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Lease Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Lease Documents.  In addition, we make no representations as to whether the Lease Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the Tenant Leases.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Data File were found to be in agreement with the above-mentioned Lease Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the tenant leases underlying the Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the tenant leases or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Data File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

December 3, 2025